Exhibit 4
     [INCLUDE LEGEND IF THIS IS A GLOBAL NOTE--- THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY NOTE AUTHENTICATED AND DELIVERED UPON REGISTRATION OR TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS NOTE SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

CUSIP NO.                                          PRINCIPAL AMOUNT:

REGISTERED NO.


                              CORNING INCORPORATED


                    SERIES A MEDIUM-TERM FLOATING RATE NOTE

                           Due From Nine Months to 30 Years From Date of Issue

ORIGINAL ISSUE DATE:           INITIAL INTEREST RATE:        MATURITY DATE:

INTEREST RATE BASIS:           INDEX MATURITY:               SPECIFIED CURRENCY
                                                             (if other than
                                                                  U.S. dollars):

REDEEMABLE ON OR AFTER
(AT OPTION OF COMPANY):        SPREAD MULTIPLIER:            SPREAD:  +  -

MAXIMUM INTEREST RATE:         SPREAD MULTIPLIER:            INTEREST PAYMENT PERIOD:

EXCHANGE RATE AGENT:           INITIAL REDEMPTION            INTEREST RATE RESET
(Only applicable if              PERCENTAGE:                   PERIOD:
 Specified Currency
 is other than                                               INTEREST RESET
 U.S. Dollars)                                                 DATES:

CALCULATION AGENT:                                           DEPOSITARY:
                                                             Only applicable if this Note
                                                               is a Global Note)

INITIAL DATE ON WHICH THE NOTE IS REPAYABLE AT THE OPTION OF THE HOLDER:

INITIAL REPAYMENT PERCENTAGE:

ANNUAL REPAYMENT PERCENTAGE
REDUCTION:

INTEREST PAYMENT DATES:                                       ANNUAL REDEMPTION PERCENTAGE
                                                                      REDUCTION:

INTEREST CALCULATION DATES:                                   AUTHORIZED DENOMINATIONS:
                                                              (Only applicable if Specified
                                                               Currency is other than
INTEREST DETERMINATION DATES:                                  U.S. dollars)


     CORNING INCORPORATED, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________________________, or
registered assigns, the principal sum of _______________________ _________________________________ (any coin or currency other than U.S. dollars being hereinafter referred to as a "Specified Currency") at the office or agency of the Company in the Borough of Manhattan, The City of New York, on the maturity date shown above, or if such date is not a Business Day (as defined herein), the next succeeding Business Day (the "Maturity Date"), in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest commencing with the first Interest Payment Date specified above following the Original Issue Date specified above or from and including the most recent Interest Payment Date to which interest has been duly paid or provided for monthly, quarterly, semi-annually or annually as specified above under "Interest Payment Period," on the Interest Payment Dates specified above and at Maturity, on said principal sum at said offices or agencies, in like coin or currency, at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate per annum determined in accordance with the provisions on the reverse hereof under the heading "Determination of Interest Rate Per Annum for Commercial Paper Rate Notes," "Determination of Interest Rate Per Annum for Prime Rate Notes," "Determination of Interest Rate Per Annum for LIBOR Notes," "Determination of Interest Rate Per Annum for Treasury Rate Notes", "Determination of Interest Rate Per Annum for CD Rate Notes" or "Determination of Interest Rate Per Annum for Federal Funds Rate Notes", depending upon whether the Interest Rate Basis is Commercial Paper Rate, Prime Rate, LIBOR, Treasury Rate, CD Rate or Federal Funds Rate, as specified above; provided, however, that if any Interest Payment Date specified above would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day, except that in the event that the Interest Rate Basis for this Note is LIBOR, if such day falls in the next calendar month, such Interest Payment Date will be the next preceding day that is a Business Day; provided, further, that the Company will make such payments in respect of non-U.S. dollar denominated Notes in the Specified Currency indicated above in amounts determined as set forth on the reverse hereof (provided that payments of principal (and premium, if any) and interest on Notes denominated in other than U.S. dollars will nevertheless be made in U.S. dollars (i) at the election of the holder as provided herein and (ii) at the election of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as provided herein). Interest on this Note shall accrue
(a) if the rate at which interest on this Note is payable shall be adjusted monthly, quarterly, semi-annually or annually, as specified above under "Interest Rate Reset Period" and as determined in accordance with the provisions on the reverse hereof, from the Interest Payment Date next preceding the date of this Note to which interest has been paid, unless the date hereof is an Interest Payment Date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on this Note, in which case from the Original Issue Date specified above, until payment of said principal sum has been made or duly provided for or (b) if the rate at which interest on this Note is payable shall be adjusted weekly, as specified above under "Interest Rate Reset Period" and as determined in accordance with the provisions on the reverse hereof, from the Record Date (as defined herein) next preceding the date of this Note through which interest has been paid, unless the date hereof is a Record Date through which interest has been paid, in which case from the day after the date of this Note, or unless no interest has been paid on this Note, in which case from the Original Issue Date specified above, until payment of said principal sum has been made or duly provided for; provided, however, that if the Original Issue Date is after any Record Date preceding any Interest Payment Date and before such Interest Payment Date, interest on this Note shall accrue from such Interest Payment Date unless the rate at which interest on this Note is payable shall be adjusted weekly, as provided above under "Interest Rate Reset Period" and as determined in accordance with the provisions on the reverse hereof, in which case interest on this Note shall accrue from such Record Date, or, in either case, if no interest has been paid on this Note, from the Original Issue Date specified above. Subject to certain exceptions provided in the Indenture referred to on the reverse hereof, the interest so payable on any Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the Record Date next preceding such Interest Payment Date, and interest payable at Maturity will be paid to the Person to whom said principal sum is payable; provided, however, that the first payment of interest on a Note originally issued between a Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Record Date to the registered owner on such next succeeding Record Date. "Record Date" shall mean the fifteenth day prior to any Interest Payment Date. "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday or Friday which is (a) not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close,
(b) in the event that the Interest Rate Basis for this Note is LIBOR, a London Business Day and (c) in the event that this Note is denominated in a Specified Currency, not a day on which banking institutions are authorized or obligated by law or executive order to close in the principal financial center of the country issuing the Specified Currency (or, if this Note is denominated in European Currency Units ("ECUs"), in Luxembourg, in which case "Business Day" shall not include any day that a non-ECU clearing day as determined by the ECU Banking Association and Paris). "London Business Day" shall mean any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     Payment of interest on this Note due on any Interest Payment Date (other than interest on this Note due to the Holder hereof at Maturity) payable in U.S. dollars will be made by check drawn upon a bank in The City of New York mailed to the Person entitled thereto at his last address as it appears on the Security Register or in immediately available funds by wire transfer to such account as may have been appropriately designated by the Person entitled thereto as set forth herein in time for the Paying Agent (as defined herein) to make such payment in accordance with its normal procedures. Payment of the principal of, and any premium and interest on this Note due to the Holder hereof at Maturity payable in U.S. dollars will be made in immediately available funds upon presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, provided that this Note is presented to the Paying Agent in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures.

    Payments of interest to be made in a Specified Currency (other than interest on this Note due to the Holder hereof at Maturity) will be paid by wire transfer of immediately available funds to a designated account maintained with a bank located in the country issuing the Specified Currency (or, if in the case of a Note denominated in ECU, to an ECU account) or other jurisdiction acceptable to the Company and Trustee as shall have been designated at least five Business Days prior to the Interest Payment Date by the Holder of this Note on the relevant Record Date. Payment in a Specified Currency of the principal and any premium and interest on this Note due to the Holder hereof at Maturity will be made by wire transfer of immediately available funds to a designated account maintained with a bank located in the country issuing the Specified Currency (or, if in the case of a Note denominated in ECU, to an ECU account) or other jurisdiction acceptable to the Company and Trustee as shall have been designated at least five Business Days prior to Maturity by the Holder of this Note at Maturity, provided that this Note is presented for surrender to the Paying Agent in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures.

     Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office or agency in the Borough of Manhattan, The City of New York and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth day preceding Maturity shall remain in effect with respect to any further payments with respect to this Note payable to such Holder.

    The Holder of any Note denominated in a Specified Currency may elect to receive payments in U.S. dollars in lieu of such Specified Currency by transmitting a written request for such payment to the principal offices of the paying agent (the "Paying Agent") under the Indenture on or prior to the Record Date immediately preceding any Interest Payment Date or at least fifteen calendar days prior to Maturity. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. The Holder of any such Note may elect to receive payment in U.S. dollars in lieu of such Specified Currency for all principal, premium and interest payments and need not file a separate election for each payment. Any such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding Maturity.

     If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within five Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holder or Holders of this Note in respect of which payments are made.

    Any interest on this Note which is payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such regular Record Date and such defaulted interest may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Company, notice whereof shall be given to the Trustee by the Company and by the Trustee to the Holder of this Note not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after receipt by the Trustee of notice of the proposed payment, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, if such manner shall be deemed practicable by the Trustee.

     If the principal of, and any premium or interest on this Note is payable in a Specified Currency and such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making payment in U.S. dollars on the basis of the most recently available exchange rate as specified by the Exchange Rate Agent as provided herein.

    If any payment on this Note is required to be made in ECUs and the ECU is not available on a payment date with respect to such Note due to the imposition of exchange controls or other circumstances beyond the control of the Company or the ECU is no longer used in the European Monetary System, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in U.S. dollars. The amount so payable on a payment date in ECU's shall be converted in U.S. dollars at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis: the component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts which were components of the ECUs as of the last day ECUs were used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent, on the basis of the most recently available noon buying rate in the City of New York for cable transfers of the Components as certified for customs purposes by the Federal Reserve Bank of New York.

    If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall have a value on the date of division equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

     All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion (except to the extent expressly provided herein that any determination is subject to approval by the Company) and, in the absence of manifest error, shall be conclusive for all purposes and binding on Holders of the Notes and the Company, and the Exchange Rate Agent shall have no liability therefor.

     Any payment on this Note due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no interest shall accrue for the period from and after such date.

     Additional provisions of this Note are contained on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

    This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, CORNING INCORPORATED has caused this instrument to be signed by its duly authorized officer, and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION    Corning Incorporated
This Note is one of a designated series
of Debt Securities described in the
Indenture referred to on the reverse
hereof                                     By:


UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee,

                                           Attest:
  By:
          Authorized Officer                            Secretary


                                           [SEAL]

                              CORNING INCORPORATED

                    SERIES A MEDIUM-TERM FLOATING RATE NOTE

              Due From Nine Months to 30 Years From Date of Issue


     This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (hereinafter called the "Debt Securities"), all issued or to be issued under and pursuant to an indenture dated as of April 1, 1991, (hereinafter called the "Indenture"), duly executed and delivered by the Company to United States Trust Company of New York, as Trustee (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the Holders of the Debt Securities. As provided in the Indenture, the Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Debt Securities, which series is limited in aggregate initial offering price of up to $500,000,000, designated as the Series A Medium-Term Notes (the "Notes") of the Company. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the Holder at different times or not at all, be extendible and be denominated in different currencies.

     The interest rate in effect from the date of issue to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof. Commencing with the first Interest Reset Date specified on the face hereof following the Original Issue Date specified on the face hereof, the rate at which interest on this Note is payable shall be adjusted weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Rate Reset Period"; provided, however, that the interest rate in effect hereon for the 10 calendar days immediately prior to the Maturity hereof will be that in effect on the tenth day next preceding Maturity. Each such adjusted rate shall be applicable from and including the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or until Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Reset Date in accordance with the provisions of the applicable heading below.

     Determination of Interest Rate Per Annum for Prime Rate Notes. If the Interest Rate Basis specified on the face hereof is Prime Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof, and calculated to one hundred-thousandth of a percentage point, rounded up, set forth for the relevant Prime Rate Interest Determination Date in "Statistical Release H.15(519), Selected Interest Rates", published by the Board of Governors of the Federal Reserve System under the heading "Bank Prime Loan", or any successor publication of the Board of Governors of the Federal Reserve System ("Release H.15(519)"). In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Interest Calculation Date, then the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean (adjusted or multiplied and calculated as described above) of the rates of interest publicly announced by each bank that appears on the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen NYMF Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen NYMF Page on such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen NYMF Page on such Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean (adjusted or multiplied and calculated as described above) of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoted as mentioned in this sentence, the Prime Rate with respect to such Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

     Determination of Interest Rate Per Annum for LIBOR Notes. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the arithmetic mean (as calculated by the Calculation Agent specified on the face hereof to one hundred-thousandth of a percentage point, rounded up) of offered rates for deposits of not less than U.S. $1,000,000 having the Index Maturity specified on the face hereof, commencing on the second Business Day immediately following such LIBOR Interest Determination Date, which appear on the Reuters Screen LIBO Page (as defined herein) as of 11:00 A.M., London time, on such Interest Determination Date, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if fewer than two such offered rates so appear on the Reuters Screen LIBO Page, the Calculation Agent shall request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide a quotation of the rate at which such bank offered to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date, deposits in U.S. dollars having the Index Maturity specified on the face hereof, commencing on the second Business Day immediately following such Interest Determination Date, and in a principal amount not less than U.S. $1,000,000 and equal to an amount that is representative for a single transaction in such market at such time, and the interest rate per annum hereon shall equal the arithmetic mean (adjusted or multiplied and calculated as described above) of (a) such quotations, if at least two quotations are provided, or (b), if fewer than two such quotations are provided, the rates quoted at approximately 11:00 A.M., New York City time on such Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks having the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, and in a principal amount that is not less than U.S. $1,000,000 and is representative for a single transaction in such market at such time, in either case, adjusted or multiplied and calculated as described above; provided, however, that if not all of the three banks selected by the Calculation Agent pursuant to clause (b) above are quoting as described above, the interest rate per annum hereon with respect to such Interest Determination Date shall be the LIBOR in effect hereon on such Interest Determination Date. "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

     Determination of Interest Rate Per Annum for Treasury Rate Notes. If the Interest Rate Basis specified on the face hereof is Treasury Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof as published in Release H.15(519), under the heading "U.S. Government Securities/Treasury bills/Auction Average (Investment)" on such Interest Determination or, if not so published by 9:00 A.M., New York City time, on the Interest Calculation Date (as specified on the face hereof) pertaining to such Interest Determination Date, the auction average rate for the aforementioned auction for such Interest Determination Date (expressed as a bond equivalent, calculated to one hundred-thousandth of a percentage point, rounded up, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise reported by the United States Department of the Treasury, in either case, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof. In the event that the results of the auctions of Treasury bills are not published or reported as provided above by 3:00 P.M., New York City time, on such Interest Calculation Date or if no such auction is held in the week in which the applicable Interest Determination Date occurs, then the interest rate per annum with respect to such Interest Calculation Date shall be the rate set forth in Release H.15(519) for the specified Index Maturity under the heading "U.S. Government Securities/Treasury Bills/Secondary Markets", adjusted or multiplied and calculated as described above. In the event such rate is not published by 3:00 P.M., New York City time, on the relevant Interest Calculation Date, then the interest rate per annum hereon shall be calculated by the Calculation Agent and shall be the yield to maturity (expressed as a bond equivalent, calculated to one hundred-thousandth of a percentage point, without rounding, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean (adjusted or multiplied and calculated as described above) of the secondary market bid rates, as of approximately 3:00 P.M., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, adjusted or multiplied and calculated as described above; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as described in this sentence, the interest rate per annum hereon with respect to such Interest Determination Date shall be the Treasury Rate in effect hereon on such Interest Determination Date.

     Determination of Interest Rate Per Annum for Commercial Paper Rate Notes. If the Interest Rate Basis specified on the face hereof is Commercial Paper Rate, the Interest Rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal (a) the Money Market Yield (as defined herein) of the rate on such Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof, (i) as such rate is published in Release H.15(519), under the heading "Commercial Paper," or (ii) if such rate is not published on or prior to 9:00 A.M., New York City time, on the Interest Calculation Date (as specified on the face hereof) pertaining to such Interest Determination Date, as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities," or any successor publication of the Federal Reserve Bank of New York ("Composite Quotations"), under the heading "Commercial Paper," or (b) if by 3:00 P.M., New York City time, on such Interest Calculation Date, such rate is not published in either of such publications, the Money Market Yield of the arithmetic mean (calculated to one hundred-thousandth of a percentage point, rounded up) of the offered rates, as of 11:00 A.M., New York City time, on such Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for industrial issuers whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if fewer than three such dealers are quoting as described above, the interest rate per annum hereon with respect to such Interest Determination Date shall be the Commercial Paper Rate in effect hereon on such Interest Determination Date.

     "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

         Money Market Yield = 100 x 360 x D 360 - (D x M)

where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal calculated to seven decimal places, without rounding; and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the day that numerically corresponds to such Interest Reset Date (or if there is not any such numerically corresponding day, the last day) in the calendar month that is the number of months corresponding to the specified Index Maturity after the month in which such Interest Reset Date falls.

     Determination of Interest Rate Per Annum for CD Rate Notes. If the Interest Rate Basis specified on the face hereof is CD Rate, the Interest Rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof and calculated to one hundred-thousandth of a percentage point, rounded up, for the relevant CD Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Release H.15(519) under the heading "CDs (Secondary Market)," in the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Interest Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate (adjusted or multiplied and calculated as described above) on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Composite Quotations under the heading "Certificates of Deposit;" if by 3:00 P.M., New York City time, on such Interest Calculation Date such rate is not published in either Release H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset
Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (adjusted or multiplied and calculated as described above) of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the specified Index Maturity in a denomination of U.S. $5,000,000; provided, however, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

     Determination of Interest Rate Per Annum for Federal Funds Rate Notes. If the Interest Rate Basis specified on the face hereof is Federal Funds Rate, the Interest Rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof and calculated to one hundred-thousandth of a percentage point, rounded up, on the relevant Federal Funds Interest Determination Date for Federal Funds as published in Release H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate (adjusted or multiplied and calculated as described above) on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on such Interest Calculation Date such rate is not published in either Release H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (adjusted or multiplied and calculated as described above) of the rates, as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.
     Unless otherwise specified on the face hereof, Interest Calculation Date means the tenth day after the applicable Interest Determination Date or, if not a Business Day, the immediately succeeding Business Day.

     Unless otherwise specified on the face hereof, Interest Reset Date means, if Interest Rate Basis specified on the face hereof is not Treasury Rate and the Interest Rate Reset Period specified on the face hereof is weekly, the Wednesday of each week; if the Interest Rate Basis specified on the face hereof is Treasury Rate and the Interest Rate Reset Period specified on the face hereof is weekly, the Tuesday of each week; if the Interest Rate Reset Period specified on the face hereof is monthly, the third Wednesday of each month; if the Interest Rate Reset Period specified on the face hereof is quarterly, the third Wednesday of March, June, September and December; if the Interest Rate Reset Period specified on the face hereof is semi-annually, the third Wednesday of two months of each year as specified on the face hereof; and if the Interest Rate Reset Period specified on the face hereof is annually, the third Wednesday of one month of each year as specified on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that if the Interest Rate Basis specified on the face hereof is LIBOR and if such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

     If the Interest Rate Basis specified on the face hereof is Prime Rate, LIBOR, Commercial Paper Rate, CD Rate or Federal Funds Rate, the Interest Determination Date pertaining to an Interest Reset Date is the second Business Day immediately preceding such Interest Reset Date. If the Interest Rate Basis specified on the face hereof is Treasury Rate, the Interest Determination Date pertaining to an Interest Reset Date for this Note will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. If, as the result of a legal holiday, an auction is held on the preceding Friday, such Friday shall be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If such auction date falls on any Interest Reset Date, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.

     Except as otherwise provided herein, all percentages resulting from any calculation with respect to a Note will be rounded upwards, if necessary, to the nearest one-hundred thousandth of a percentage point (e.g., 9.876541% (or .09876541) being rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent (with one-half cent or more being rounded upwards).

     Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Interest Calculation Date. The Calculation Agent's determination of any interest rate will be final and binding on the Company and the Holder of this
Note in the absence of manifest error.

     The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

     At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if different, the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date with respect to this Note.

     Interest payments hereon will include interest accrued to but excluding the applicable Interest Payment Date; provided, however, that if the rate at which interest on this Note is payable shall be adjusted weekly as specified on the face hereof under "Interest Rate Reset Period" and as determined in accordance with the provisions hereof, interest payable on any Interest Payment Date, other than interest payable on any date on which principal hereof is payable, will include interest accrued to and including the Record Date next preceding such Interest Payment Date. Accrued Interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid or duly provided for, as the case may be, up to but not including the date for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places, without rounding) for each such day shall be computed by dividing the interest rate per annum (expressed as a decimal calculated to seven decimal places, without rounding) applicable to such day by 360 if the Interest Rate Basis specified on the face hereof is Prime Rate, LIBOR, Commercial Paper Rate, CD Rate or Federal Funds Rate or by the actual number of days in the year if the Interest Rate Basis specified on the face hereof is Treasury Rate.

     If this Note is denominated in a Specified Currency, any U.S. dollar amount to be received by a Holder of this Note who, in accordance with the provisions of this Note, elects to receive payments in U.S. dollars, will receive payments of principal, premium and interest in U.S. dollars delivered with reference to the highest bid quotation (rounded up to the nearest cent) in The City of New York received by the Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date, in an amount equal to the aggregate amount of the Specified Currency payable to all Holders of Notes electing to receive U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available, payments will be made in the Specified Currency. All currency exchange costs associated with any payments in U.S. dollars will be borne by the Holder of the Note by deductions from such payments.

     If the principal and any premium or interest on this Note is payable in a Specified Currency and, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Specified Currency is not available at the time of any scheduled payment of principal, premium or interest to be made in the Specified Currency, then the Company shall be entitled to satisfy its obligations hereunder by making such payment in U.S. dollars. Any such payment made in U.S. dollars pursuant to the preceding sentence shall be made on the basis of the most recently available noon buying rate in The City of New York for cable transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York. Any payment under such circumstances in U.S. dollars where required payment is in a Specified Currency will not constitute a default under the Indenture.

     In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Debt Securities at the time Outstanding (as defined in the Indenture) of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     If so provided on the face of this Note, this Note may be redeemed by the Company on and after the date so indicated on the face hereof. On and after the date, if any, from which this Note may be redeemed, this Note may be redeemed in whole or in part, at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified on the face of this Note, and shall decline at each anniversary of the initial date that this Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified on the face of this Note, until the Redemption Percentage is equal to 100%.

     If so provided on the face of this Note, this Note will be repayable in whole or in part in increments of $1,000 or, in the case of non-U.S. dollar denominated Notes, of an amount equal to the integral multiples referred to on the face hereof under "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination) provided that the remaining principal amount of any Note surrendered for partial repayment shall be at least $100,000 or, in the case of non-U.S. dollar denominated Notes, the minimum Authorized Denomination referred to on the face hereof, on any Business Day on or after the "Initial Date on Which the Note is Repayable at the Option of the Holder" (as stated on the face hereof), at the option of the Holder, at the repayment amount specified on the face hereof, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of this Note, (b) the principal amount of this Note and the amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is United States Trust Company of New York,
Attention: Corporate Trust Division (or at such other places as the Company shall notify the Holders of the Notes). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final and binding.

     The Notes are issuable in global or definitive form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof or, if the Note is denominated in a Specified Currency, in the denominations indicated on the face hereof. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations in U.S. dollars or the Specified Currency, as the case may be, for an equal aggregate principal amount and like tenor will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.

     If this Note is a Global Note (as specified on the face hereof), this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form or (z) an Event of Default, or an event which with notice of lapse of time would be an Event of Default, with respect to the Notes represented hereby has occurred and is continuing. If this Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Maturity Date and other terms and of differing denominations aggregating a like amount.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the places, at the respective times, at the rate and in the currency herein prescribed.

     The Company, the Trustee and any Paying Agent may deem and treat the registered Holder hereof as the absolute owner of this Note at such Holder's address as it appears on the Security Register of the Company as kept by the Trustee or duly authorized agent of the Company (whether or not this Note shall be overdue), for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

     Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

                           -------------------------

                           OPTION TO ELECT REPAYMENT
                 TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                         ELECTS TO EXERCISE SUCH RIGHTS


     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at _________ ______________________________________________________________ (please print or typewrite name and address of the undersigned).

     For this Note to be repaid the Company must receive at the Corporate Trust office of the Trustee in the City of New York or at such other place or places of which the Company shall from time to time notify the Holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth

(a) the name, address, and telephone number of the Holder of the Note, (b) the principal amount of the Note and the amount of the Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).

     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000 or, if the Note is denominated in a currency other than U.S. dollars, of an amount equal to the integral multiples referred to on the face hereof under "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination)) which the Holder elects to have repaid: ; and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof or, if the Note is denominated in a currency other than U.S. dollars, an Authorized Denomination) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):
---------------

Date:                 _________________________________________________________
                      Notice: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any other change whatsoever.


                                        --------------------


                                 ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                      UNIF GIFT MIN ACT -- _____ Custodian ____________
TEN ENT -- as tenants by the entireties                                      (Cust)             (Minor)
JT TEN  -- as joint tenants with right                        Under Uniform Gifts to Minors Act
            of survivorship and not as
            tenants in common                                 _________________________________________
                                                                                  (State)

                 Additional abbreviations may also be used though not in the above list.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

--------------------------------------
--------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

-------------------------------------------------------------------------------
the within Note of CORNING INCORPORATED and does hereby irrevocably constitute and appoint
--------------------------------------------------------------------------------
attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:  ____________________    _______________________________________________
                                _______________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                  [INCLUDE LEGEND IF THIS IS A GLOBAL NOTE--- THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY NOTE AUTHENTICATED AND DELIVERED UPON REGISTRATION OR TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS NOTE SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

CUSIP NO.                                                     PRINCIPAL AMOUNT:


REGISTERED NO.

                              CORNING INCORPORATED
                      SERIES A MEDIUM-TERM FIXED RATE NOTE
              Due From Nine Months to 30 Years From Date of Issue

ORIGINAL ISSUE DATE:          INTEREST RATE PER ANNUM:     MATURITY DATE:

ISSUE PRICE:        %         REDEEMABLE ON OR AFTER       SPECIFIED CURRENCY:
                              (AT OPTION OF THE COMPANY)   (if other than U.S.
                                                            dollars)

INITIAL DATE ON WHICH THE
NOTE IS REPAYABLE AT THE
OPTION OF THE HOLDER:

INITIAL REPAYMENT             INITIAL REDEMPTION
PERCENTAGE:                   PERCENTAGE:

                                                           EXCHANGE RATE AGENT:
                                                           (Only applicable if
                                                            Specified Currency is other
                                                            than U.S. dollars)

ANNUAL REPAYMENT PERCENTAGE
REDUCTION:

ANNUAL REDEMPTION
PERCENTAGE REDUCTION:

                                                            DEFAULT RATE:
                                                            (Only applicable if Note
                                                            issued at original issue
                                                            discount)

AUTHORIZED DENOMINATIONS:                                   DEPOSITARY:
(Only applicable if                                         (Only applicable if Note is
Specified Currency is other                                 a Global Note)
than U.S. dollars)

INTEREST PAYMENT DATES:

OID DEFAULT AMOUNT:
(Only applicable if Note
issued at original issue
discount)

                  CORNING INCORPORATED, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________________________, or registered assigns, the principal sum of
________________________ (any coin or currency other than U.S. dollars being hereinafter referred to as a "Specified Currency") at the office or agency of the Company in the Borough of Manhattan, The City of New York, on the maturity date shown above (the "Maturity Date"), in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum at the rate per annum (computed on the basis of a 360-day year of twelve 30-day months) shown above, in like coin or currency, from and including the original issue date of this Note specified above (the "Original Issue Date") or from and including the most recent Interest Payment Date to which interest has been duly paid or provided for, on the Interest Payment Date(s) specified above in each year (each an "Interest Payment Date") and at Maturity, until the principal sum hereof has been paid or duly provided for, provided, however, that the Company will make such payments in respect of non-U.S. dollar denominated Notes in the Specified Currency indicated above in amounts determined as set forth on the reverse hereof; provided, however, that payments of principal and any premium and interest on Notes denominated in a Specified Currency will nevertheless be made in U.S. dollars (i) at the election of the holder as provided herein and (ii) at the election of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as provided herein. The first payment of interest on a Note originally issued and dated between a Record Date (as defined below) and an Interest Payment Date will be due and payable on the Interest Payment Date following the next succeeding Record Date to the registered owner on such next succeeding Record Date. Subject to certain exceptions provided in the Indenture referred to on the reverse hereof, the interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the fifteenth calendar day next preceding such Interest Payment Date (each such date a "Record Date"), and interest payable at Maturity will be paid to the person to whom said principal sum is payable.

                  Payment of interest on this Note due on any Interest Payment Date (other than interest on this Note due to the holder hereof at Maturity) payable in U.S. dollars will be paid by check drawn upon a bank in The City of New York mailed to the Person entitled thereto at his last address as it appears on Security Register or in immediately available funds by wire transfer to such account as may have been designated by the Person entitled thereto as set forth herein in time for the Paying Agent (as defined herein) to make such payments in accordance with its normal procedures. Payment of the principal of and any premium and interest on this Note due to the holder hereof at Maturity payable in U.S. dollars will be paid in immediately available funds upon presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, provided that this Note is presented to the Paying Agent in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures.

                  Payments of interest to be made in a Specified Currency (other than interest on this Note due to the Holder hereof at Maturity) will be paid by wire transfer of immediately available funds to a designated account maintained with a bank located in the country issuing the Specified Currency (or, in the case of a Note denominated in Europe Currency Units ("ECU"), to an ECU account) or other jurisdiction acceptable to the Company and Trustee as shall have been designated at least five Business Days (as defined herein) prior to the Interest Payment Date by the Holder of this Note on the relevant Record Date. Payment in a Specified Currency of the principal of and premium and interest, if any, on this Note due to the Holder hereof at Maturity will be made by wire transfer of immediately available funds to a designated account maintained with a bank located in the country issuing the Specified Currency (or, in the case of a Note denominated in ECU, to an ECU account) or other jurisdiction acceptable to the Company and Trustee as shall have been designated at least five Business Days prior to the Maturity by the Holder of this Note at Maturity, provided that this Note is presented for surrender to the Paying Agent in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures.

                  Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office in the Borough of Manhattan, The City of New York and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Day or the fifteenth calendar day preceding Maturity shall remain in effect with respect to any further payments with respect to this Note payable to such Holder.

                  The Holder of any Note denominated in a Specified Currency may elect to receive payments in U.S. dollars in lieu of such Specified Currency by transmitting a written request for such payment to the principal office of the paying agent under the Indenture ("Paying Agent") on or prior to the Record Date immediately preceding any Interest Payment Date or at least fifteen calendar days prior to the Maturity. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. The Holder of any such Note may elect to receive payment in U.S. dollars in lieu of such Specified Currency for all principal, premium and interest payments, if any, and need not file a separate election for each payment. Any such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity.

                  If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within five Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holder or Holders of this Note in respect of which payments are made.

                  Any interest on this Note which is payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such regular Record Date and such defaulted interest may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Company, notice whereof shall be given to the Trustee by the Company and by the Trustee to the Holder of this Note not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after receipt by the Trustee of notice of the proposed payment, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, if such manner shall be deemed practicable by the Trustee.

                  If the principal of and any premium, or interest on this Note is payable in a Specified Currency and such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making payment in U.S. dollars on the basis of the most recently available exchange rate as specified by the Exchange Rate Agent as provided herein.

                  If any payment on this Note is required to be made in ECUs and the ECU is not available on a payment date with respect to such Note due to the imposition of exchange controls or other circumstances beyond the control of the Company or the ECU is no longer used in the European
Monetary System, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in U.S. dollars. The amount so payable on a payment date in ECU's shall be converted in U.S. dollars at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis: the component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts which were components of the ECUs as of the last day ECUs were used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent, on the basis of the most recently available noon buying rate in the City of New York for cable transfers of the Components as certified for customs purposes by the Federal Reserve Bank of New York.

                  If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall have a value on the date of division equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

                  All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion (except to the extent expressly provided herein that any determination is subject to approval by the Company) and, in the absence of manifest error, shall be conclusive for all purposes and binding on Holders of the Notes and the Company, and the Exchange Rate Agent shall have no liability therefor.

                  Any payment on this Note due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no interest shall accrue for the period from and after such date.

                  "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday or Friday which is (a) not a day on which banking institutions in the City of New York generally are authorized or obligated by law or executive order to close and (b) in the event that this Note is denominated in a Specified Currency, not a day on which banking institutions in the principal financial center of the Country issuing the Specified Currency (or, if this Note is denominated in ECUs, in Luxembourg, in which case "Business Day" shall not include any day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris) are authorized or obligated by law or executive order to close.

                  Additional provisions of this Note are contained on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, CORNING INCORPORATED has caused this instrument to be signed by its duly authorized officer, and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:



TRUSTEE'S CERTIFICATE OF AUTHENTICATION             CORNING INCORPORATED
This Note is one of a designated series
of Debt Securities described in the
Indenture referred to on the reverse
hereof                                               By:



UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee,

                                                    Attest:

         By:
              Authorized Officer                    Assistant Secretary



                                                          [SEAL]

                             CORNING INCORPORATED
                     SERIES A MEDIUM-TERM FIXED RATE NOTE
             Due From Nine Months to 30 Years From Date of Issue

                  This Note is one of a duly authorized issue of debentures, notes and other evidences of indebtedness of the Company (hereinafter called the "Debt Securities"), all issued or to be issued under and pursuant to an indenture dated as of April 1, 1991 (hereinafter called the "Indenture"), duly executed and delivered by the Company to United States Trust Company of New York, as Trustee (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Debt Securities. As provided in the Indenture, the Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Debt Securities, which series is limited in aggregate initial offering price of up to $500,000,000, designated as the Series A Medium-Term Notes (the "Notes") of the Company. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the holder at different times or not at all, be issued at an original issue discount, be extendable and be denominated in different currencies.

                  If this Note is denominated in a Specified Currency, a Holder of this Note, who in accordance with the provisions of this Note, elects to receive payments in U.S. dollars will receive payments of principal and any premium and interest in U.S. dollars determined with reference to the highest bid quotation (rounded up to the nearest cent) in The City of New York received by the Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date, in an amount equal to the aggregate amount of the Specified Currency payable to all holders of Notes electing to receive U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available, payments will be made in the Specified Currency. All currency exchange costs associated with any payments in U.S. dollars will be borne by the holder of the Note by deductions from such payments.

                  If the principal and any premium or interest on this Note is payable in a Specified Currency and, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Specified Currency is not available at the time of any scheduled payment of principal, premium or interest to be made in the Specified Currency, then the Company shall be entitled to satisfy its obligations hereunder by making such payment in U.S. dollars. Any such payment made in U.S. dollars pursuant to the preceding sentence shall be made on the basis of the most recently available noon buying rate in The City of New York for cable transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate"). Any payment under such circumstances in U.S. dollars where required payment is in a Specified Currency will not constitute a default under the Indenture.

                  In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Debt Securities at the time Outstanding (as defined in the Indenture), of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  If so provided on the face of this Note, this Note may be redeemed by the Company on and after the date so indicated on the face hereof. On and after the date, if any, from which this Note may be redeemed, this Note may be redeemed in whole or in part, at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified on the face of this Note, and shall decline at each anniversary of the initial date that this
Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified on the face of this Note, until the Redemption Percentage is equal to 100%.

                  If so provided on the face of this Note, this Note will be repayable in whole or in part in increments of $1,000 or, in the case of non-U.S. dollar denominated Notes, of an amount equal to the integral multiples referred to on the face hereof under "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination) provided that the remaining principal amount of any Note surrendered for partial repayment shall be at least $100,000 or, in the case of Notes denominated in a Specified Currency, the minimum Authorized Denomination referred to on the face hereof, on any Business Day on or after the "Initial Date on Which the Note is Repayable at the Option of the Holder" (as stated on the face hereof), at the option of the Holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the holder of this Note, (b) the principal amount of this Note and the amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is United States Trust Company of New York,
Attention: Corporate Trust Division, 114 West 47th Street, New York, New York 10036, (or, at such other places as the Company shall notify the Holders of the Notes). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final and binding.

                  If this Note is issued with an original issue discount, (i) if an Event of Default with respect to the Notes shall have occurred and be continuing, the amount of principal of this Note which may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner set forth under "OID Default Amount" on the face hereof, and (ii) in the case of a default of payment in principal upon acceleration, redemption, repayment at the option of the Holder or at the Stated Maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Note shall bear interest at a rate of interest per annum equal to the Default Rate stated on the face hereof (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption, repayment at the option of the holder or Stated Maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.

                  The Notes are issuable in global or definitive form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof or, if the Note is denominated in a Specified Currency in the denominations indicated on the face hereof. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations in U.S. dollars or the Specified Currency, as the case may be, for an equal aggregate principal amount and like tenor will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.

                  If this Note is a Global Note (as specified on the face hereof), this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form or (z) an Event of Default, or an event which with notice or lapse of time would be an Event of default, with respect to the Notes represented hereby has occurred and is continuing. If this Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Maturity Date and other terms and of differing denominations aggregating a like amount.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on this Note at the places, at the respective times, at the rate and in the currency herein prescribed.

                  The Company, the Trustee and any Paying Agent may deem and treat the Holder hereof as the absolute owner of this Note at such Holder's address as it appears on the Security Register as kept by the Trustee or duly authorized agent of the Company (whether or not this Note shall be overdue), for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

                  Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York.

             -----------------------------------------------------


                           OPTION TO ELECT REPAYMENT
               TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                 AT THE OPTION OF THE HOLDER AND THE HOLDER
                       ELECTS TO EXERCISE SUCH RIGHTS


                  The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at
--------------------------------------------------
--------------------------------------------------
(Please print or typewrite name and address of the undersigned)
                  For this Note to be repaid the Company must receive at the applicable address of the Paying Agent set forth above or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the holder of the Note, (b) the principal amount of the Note and the amount of the Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).

                  If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000 or, if the Note is denominated in a currency other than U.S. dollars, of an amount equal to the integral multiples referred to on the face hereof under "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination)) which the holder elects to have repaid: ________________________________; and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof or, if the Note is denominated in a currency other than U.S. dollars, an Authorized Denomination) of the Note or Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):
----------------


Date:_______________________
                                            -----------------------------------
                                            Notice: The signature to this Option
                                            to Elect Repayment must correspond
                                            with the name as written upon the
                                            face of the Note in every particular
                                            without alteration or enlargement or
                                            any other change whatsoever.

                                 ----------------------------------------

                                              ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                    --as tenants in common                      UNIF GIFT MIN ACT--         Custodian ......
                                                                                           --------
TEN ENT                    --as tenants by the entireties                                   (Cust)           (Minor)
JT TEN                     --as joint tenants with right               Under Uniform Gifts to Minors Act
                    of survivorship and not as
                    tenants in common                                  .................................
                                                                           (State)


                  Additional abbreviations may also be used though not in the above list.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

------------------------------------
/                                  /
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

the within Note of CORNING INCORPORATED and does hereby irrevocably constitute and appoint

-------------------------------------------------------------------------------
attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.


Dated:_______________________         _________________________________________

                                      _________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.